Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 - Income Taxes

At December 31, 2017 and 2016, the Company had net deferred tax assets of $49,251,408 and $63,520,548, respectively, primarily consisting of NOL carryforwards, research and experimental (“R&E”) credits, and differences between depreciation and amortization recorded for financial statement and tax purposes. The Company’s net deferred tax assets at December 31, 2017 and 2016 have been offset by a valuation allowance of $49,251,408 and $63,520,548, respectively. The valuation allowance has been recorded due to the uncertainty of realization of the deferred tax assets. The Company’s deferred tax assets and liabilities as of December 31, 2017 and 2016 are as follows:

	December 31,
	2017	2016
Deferred tax assets:
NOL carryforward	$46,326,407	$60,357,220
R&E credit carryforward	2,559,479	2,559,479
Share-based compensation	345,088	448,534
Inventory reserve	45,338	269,708
Depreciation	71,756	117,629
Accruals and other	247,093	333,126
Total deferred tax assets	49,595,161	64,085,696
Valuation allowance	(49,251,408)	(63,520,548)
Deferred tax liabilities:
Intangible assets	(343,753)	(565,148)
Net deferred tax liability	$—	$—

The difference between the Company’s expected income tax provision (benefit) from applying federal statutory tax rates to the pre-tax loss and actual income tax provision (benefit) relates to the effect of the following:

	2017	2016
Federal income tax benefit at statutory rates	34.0%	34.0%
State income tax benefit, net of Federal benefit	6.8%	6.5%
Tax reform impact	(134.5)%	0.0%
Change in valuation allowance	93.0%	(37.3)%
Change in state tax rates and other	0.7%	(3.2)%
	0.0%	0.0%

The Company has federal NOL carryforwards of $165,544,893 and $150,950,436 at December 31, 2017 and 2016, respectively. The NOL carryforwards begin to expire in 2022. Utilization of the NOL carryforward may be subject to an annual limitation as provided by Section 382 of the Internal Revenue Code. There can be no assurance that the NOL carryforward will ever be fully utilized. To date, the Company has not performed a formal study to determine if any of its remaining NOL and credit attributes might be further limited due to the ownership change rules of Section 382 or Section 383 of the Internal Revenue Code of 1986, as amended. The Company will continue to monitor this matter going forward. There can be no assurance that the NOL carryforwards will ever be fully utilized.

In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act").  The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to: (i) reducing the U.S. federal corporate tax rate from 35 percent to 21 percent; (ii) eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized; (iii) creating a new limitation on deductible interest expense; and (iv) changing rules related to uses and limitations of net operating carryforwards created in tax years beginning after December 31, 2017; and (v) changing the U.S. federal taxation of earnings of foreign subsidiaries.

As a result, the Company believes the most significant impact on its consolidated financial statements will be the reduction of approximately $14.6 million of the deferred tax assets related to net operating losses and other deferred tax assets. Such reduction is offset by a change in the Company’s valuation allowance. Additionally, the Company has a foreign subsidiary. At December 31, 2017 and November 2, 2017, the cumulative earnings and profits of this entity was negative. Accordingly, the Company is not liable for the transition tax on foreign earnings enacted under the Tax Act.

The Company has completed the accounting for the impact of the Tax Act as of December 31, 2017 and has recorded no provisional amounts.